EXHIBIT 99.1

Investor Relations

Heather Hille

Director, Investor Relations

(952) 887-8923, heather.hille@toro.com

Media Relations

Branden Happel

Senior Manager, Public Relations

(952) 887-8930, branden.happel@toro.com

For Immediate Release

The Toro Company to Acquire The Charles Machine Works, Inc.

Parent Company of a Strong Portfolio of Underground Construction Brands

Including Market-Leading Ditch Witch

BLOOMINGTON, Minn. (February 15, 2019) – The Toro Company (NYSE: TTC) today announced that it has entered into a definitive agreement to acquire privately-held The Charles Machine Works, Inc., an Oklahoma corporation and the parent company of Ditch Witch and several other leading brands in the underground construction market, for $700 million in cash subject to certain adjustments set forth in the definitive agreement. The transaction is subject to regulatory approvals and other customary closing conditions and is currently anticipated to close before the end of Toro’s fiscal 2019 third quarter. More detailed information regarding the transaction is included in an investor presentation available at www.thetorocompany.com.

Headquartered in Perry, Oklahoma, Charles Machine Works designs, manufactures and sells a range of products to cover the full life-cycle of underground pipe and cable, including horizontal directional drills, walk and ride trenchers, utility loaders, vacuum excavators, asset locators, pipe rehabilitation solutions and after-market tools. The company, known as “The Underground Authority” for their deep understanding of the structures and systems in those markets, and the most important needs of underground construction professionals, generated calendar year 2018 revenues of approximately $725 million.

“The addition of Charles Machine Works will further strengthen our portfolio of market-leading brands supported by talented employees, a commitment to innovation, a best-in-class dealer network and long-standing customer relationships,” said Richard M. Olson, Toro’s chairman and chief executive officer. “As an organization, Charles Machine Works aligns well with and will contribute to our own strategic priorities of profitable growth, operational excellence and empowering people. The company expands our business in a meaningful way in an adjacent category we know well through our own specialty construction business and in a market that is attractive given the potential for growth in addressing both aging infrastructure that is currently in place and new infrastructure that will be needed to support next generation technologies like 5G.”

“Culturally, our two organizations are very well aligned and, in our past experience, that has been essential to the success of a business combination like this. We share similar people values, performance expectations, business models focused on innovation, brand and channel, and strong community ties. With its rich multigenerational family legacy, commitment to its employees and market leadership position, we have respected and admired Charles Machine Works for a long time. We were excited when joining forces became a possibility, and we know that both companies will be stronger together.”

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“Our success is the result of years of hard work and an unwavering commitment to developing innovative solutions for customers,” said Rick Johnson, Charles Machine Works chief executive officer. “From developing the world’s first service line trencher in Perry, Oklahoma, to today’s robust Ditch Witch dealer network, our family of companies is well-positioned to join The Toro Company’s family of brands. We look forward to building upon our founder’s legacy of best-in-class offerings in the expanding underground construction market.”

Toro expects to finance the transaction with a combination of cash on hand and debt, including from additional financing arrangements and borrowings under its existing credit facility. The all-cash purchase price of $700 million represents a multiple of approximately eight times Charles Machine Works’ calendar year 2018 EBITDA, including $30 million of anticipated annual run-rate cost synergies phased in over three years, that Toro intends to achieve through opportunities in purchasing, manufacturing best practices and administrative efficiencies. Toro expects the transaction to be immediately accretive to EPS excluding purchase accounting adjustments and transaction related expenses.

J.P. Morgan Securities LLC acted as financial advisor to Toro and Fox Rothschild LLP and Latham & Watkins, LLP acted as Toro’s legal counsel. Bank of America Merrill Lynch and J.P. Morgan Chase Bank, N.A. have provided committed debt financing to Toro for the transaction. McAfee & Taft A Professional Corporation, acted as Charles Machine Works’ legal counsel.

About The Toro Company

The Toro Company (NYSE: TTC) is a leading worldwide provider of innovative solutions for the outdoor environment including turf maintenance, snow and ice management, landscape, rental and specialty construction equipment, and irrigation and outdoor lighting solutions. With sales of $2.6 billion in fiscal 2018, Toro’s global presence extends to more than 125 countries. Through constant innovation and caring relationships built on trust and integrity, Toro and its family of brands have built a legacy of excellence by helping customers care for golf courses, sports fields, public green spaces, commercial and residential properties and agricultural operations. For more information, visit www.thetorocompany.com.

About Charles Machine Works

Charles Machine Works is The Underground Authority—a family of companies delivering the most advanced equipment and solutions for underground construction and service in the world today. Its family includes Ditch Witch®, Subsite® Electronics, DW/TXS®, HammerHead®, Radius® HDD, American Augers®, Trencor® and MTI® Equipment. Together, the Charles Machine Works family of companies offers the most complete line of solutions for the full life-cycle of underground pipe and cable. For more information, visit https://charlesmachine.works/.

LIVE CONFERENCE CALL

February 15, 2019 at 10:00 a.m. CST

www.thetorocompany.com/invest

The Toro Company will conduct a conference call and webcast for investors regarding the transaction beginning at 10:00 a.m. CST on February 15, 2019. The webcast will be available at www.streetevents.com or at www.thetorocompany.com/invest. Webcast participants will need to complete a brief registration form and should allocate extra time before the webcast begins to register and, if necessary, download and install audio software.

3 - The Toro Company to Acquire Charles Machine Works

Forward-Looking Statements

This news release contains not only historical information, but also forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and that are subject to the safe harbor created by those sections. Statements that are not historical are forward-looking and reflect expectations and assumptions. Forward-looking statements are based on Toro’s current expectations of future events, and often can be identified in this release and elsewhere by using words such as "expect," "strive," "looking ahead," "outlook," "guidance," "forecast," "goal," "optimistic," "anticipate," "continue," "plan," "estimate," "project," "believe," "should," "could," "will," "would," "possible," "may," "likely," "intend," "can," "seek," "potential," "pro forma," or the negative thereof and similar expressions or future dates. Some of the forward-looking statements in this release about Toro’s acquisition of Charles Machine Works include Toro’s anticipated timing for the closing of the acquisition, potential for growth of the underground construction market, plans for funding the acquisition consideration, expected earnings contribution from the acquisition and expected value to be achieved through synergies. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or implied. The following are some of the factors known to Toro that could cause Toro’s actual results to differ materially from what Toro has anticipated in its forward-looking statements: delays in completing the acquisition and the risk that the acquisition may not be completed at all; the failure by Toro to achieve the net sales, earnings and any cost or revenue synergies expected from the acquisition or delays in the realization thereof; delays and challenges in integrating the businesses after the acquisition is completed; business disruption during the pendency of and following the acquisition; loss of key personnel; unanticipated liabilities or exposures for which Toro has not been indemnified or may not recover; infringement of intellectual property rights of others associated with the rights acquired in the acquisition; and general adverse business, economic or competitive conditions. For more information regarding these and other uncertainties and factors that could cause Toro’s actual results to differ materially from what it has anticipated in its forward-looking statements or otherwise could materially adversely affect its business, financial condition or operating results, see Toro’s most recently filed Annual Report on Form 10-K, Part I, Item 1A, “Risk Factors.” All forward-looking statements included in this release are expressly qualified in their entirety by the foregoing cautionary statements. Toro cautions readers not to place undue reliance on any forward-looking statement which speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the risks and uncertainties described above, the risks described in Toro’s most recent Annual Report on Form 10-K, Part I, Item 1A, “Risk Factors,” as well as others that Toro may consider immaterial or does not anticipate at this time. The foregoing risks and uncertainties are not exclusive and further information concerning Toro and its businesses, including factors that potentially could materially affect Toro’s financial results or condition, may emerge from time to time. Toro undertakes no obligation to update forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. Toro advises you, however, to consult any further disclosures it makes on related subjects in its future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K that Toro may file with or furnish to the SEC.

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